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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 16, 2001



                            MOHAWK INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)



         Delaware                 01-19826                 52-1604305
         --------                 --------                 ----------
        (State or other       (Commission File           (IRS Employer
        Jurisdiction of           Number)              Identification No.)
        Incorporation)



              160 South Industrial Blvd., Calhoun, Georgia 30701
        -------------------------------------------------------------------
         (Address, including zip code, of principal executive offices)



                                (706) 629-7721
        -------------------------------------------------------------------
             (Registrant's telephone number, including area code)
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     Item 5.   Other Events
               ------------

               On July 16, 2001, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing earnings for the second quarter and six months ended June 30, 2001. A copy of such press release is included as an exhibit to this report and, other than the sixth paragraph thereof, incorporated herein by reference under this
               Item 5.

     Item 7.   Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits.
               ---------

               C. Exhibits

               99.1 Press Release dated July 16, 2001

     Item 9.   Regulation FD Disclosure.
               -------------------------

               On July 16, 2001, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing earnings for the second quarter and six months ended June 30, 2001. A copy of such press release is included as an exhibit to this report and sixth paragraph thereof is incorporated herein by reference under this Item 9.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Mohawk Industries, Inc.



Date: July 16, 2001                               By: /s/ Frank H. Boykin
                                                      -------------------
                                                          Frank H. Boykin
                                                    VP & Corporate Controller
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                               INDEX TO EXHIBITS
                               -----------------

     Exhibit
     -------


     99.1           Press Release dated July 16, 2001